UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 5, 2014

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Winnebago Industries, Inc. (Winnebago Industries) is filing herewith a press release issued on December 5, 2014, as Exhibit 99.1 which is included herein. The press release was issued to report that on December 18, 2014, Winnebago Industries anticipates announcing its financial results for its first quarter Fiscal 2015 ended November 29, 2014. In connection with the announcement, Winnebago Industries will host a conference call on December 18, 2014 at 9:00 a.m. CDT. Details regarding the conference call are contained in the press release included herein.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit
Number    Description
99.1        Press release of Winnebago Industries, Inc. dated December 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.
(Registrant)

Dated:	December 5, 2014	By:	/s/ Randy J. Potts
		Name:	Randy J. Potts
		Title:	Chairman of the Board, Chief Executive Officer and President

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